EXHIBIT 10(g)
                      DOUGLAS-GUARDIAN SERVICES CORPORATION

                           INVENTORY CONTROL AGREEMENT

This Agreement, made this 9th.day of August 2001, by and among DOUGLAS-GUARDIAN SERVICES CORPORATION, a Louisiana corporation, having a mailing address at 1880 South Dairy Ashford, Suite 220, Houston, Texas 77077, hereinafter called "Douglas", and UNIVERSAL SUPPLY GROUP, INC having a mailing address at 275 Wagaraw Road, Hawthorne, New Jersey 07506 hereinafter called the "Distributor", and GMC Sales Corp. having a mailing address at 2550 North Loop West, Suite 400, Houston, TX 77092, hereinafter called "Holder".

                                   WITNESSETH:

Upon the terms and conditions hereinafter set forth for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Holder hereby employs Douglas to perform the services set forth herein, Douglas hereby accepts said employment subject to the terms and provisions hereof and the Distributor hereby agrees to certain matters in connection with such employment.

1.    The Distributor, Holder and Douglas agree:

(a) Douglas shall perform the inventory control services set forth on EXHIBIT A hereto. In connection with Douglas' performance of its services, Distributor shall provide to or, at Douglas' option lease to, or cause to be provided to or leased to Douglas, upon terms reasonably imposed by Douglas, adequate storage space for the storage of the Collateral (as defined below). Said storage space shall be so located and constructed as to assure the proper storing and safety of such Collateral. Douglas shall provide an employee of Douglas (which may be a person formerly employed by the Distributor, with the consent and cooperation of the Distributor) to assist in the operation of the storage space. Such employee shall take instructions only from Douglas in regard to the receipt, storage and delivery of the Collateral. To the extent such Employee works only part-time for Douglas and also works for Distributor, Distributor shall indemnify and hold Douglas harmless from any and all losses, costs, liabilities and claims relating to such employee arising out of the employment by Distributor of such employee.

     (b) All air conditioning and heating products (excluding parts) manufactured or sold by Holder constitute the items of inventory as to which Douglas will provide services hereunder ("Collateral").

     (c) The Collateral shall be held by Douglas and released or delivered to the Distributor only in accordance with the instructions of Holder or Douglas acting on authority of Holder.

(d) Douglas shall be under no obligation to accept for storage any goods or merchandise other than the Collateral specified herein. In the event Douglas shall accept other goods or merchandise, such storage shall be as a convenience to Distributor and solely at Distributor's risk, and Distributor hereby agrees to indemnify and hold harmless Douglas against all damage, risk, claim and expense which Douglas may incur or be subject to by reason of permitting such storage, including claims made against said goods by third parties.

(e) Distributor shall have and maintain in effect an insurance policy underwritten by reputable insurer(s) in an amount specified by Holder and satisfactory to Douglas, insuring the Collateral against fire, flood, theft, robbery, public liability, employee dishonesty and other special risks, and shall have Holder and Douglas named as co-insureds and loss payees on such policies, and shall obtain from the insurer(s) a waiver of subrogation rights as against Holder and Douglas under all insurance policies.

(f) Distributor shall promptly pay to Douglas for the services rendered hereunder and for the expenses of Douglas' field employees, the charges, costs and expenses set forth in the Supplemental Billing Agreement between Douglas and Distributor, a copy of which is attached hereto as EXHIBIT B.


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(g)   As security for all charges, costs and expenses earned or incurred by
      Douglas hereunder or under the Supplemental Billing Agreement, Douglas shall have and is hereby granted a continuing lien on all Collateral, which lien shall be subordinate to any lien of Holder thereon.

     (h) The Distributor shall furnish to Douglas: (x) within ninety (90) days after Distributor's fiscal year end, complete annual financial statements prepared in accordance with general accepted accounting principals, including balance sheet, income statement and related notes which the Distributor warrants to be correct and to reflect accurately the true financial condition of the Distributor; (y) within sixty (60) days after each three month period (except the last three month period in each fiscal year), complete financial statements including balance sheet, income statement and related notes which the Distributor warrants to be correct and to reflect accurately the true financial condition of the Distributor; and (z) a copy of any audit of the Distributor's business by a certified public accountant upon completion thereof.

(i) Douglas is authorized by Distributor to disclose to Holder any information in its possession relating to Distributor's financial condition or business if Douglas, in its sole discretion, believes that Holder should know such information in connection with its business dealings with Distributor.

     (j) Distributor shall make available to Douglas and its employees any and all of its records which Douglas reasonably deems necessary to examine in the course of the performance of its duties hereunder. Douglas shall have the right to take possession of such records and related documents in order to make copies thereof. Douglas may exercise this right without notification to or permission of Distributor. The Distributor shall allow Douglas unrestricted access to the Distributor's premises during the term of this Agreement and shall cooperate fully with Douglas in the performance of Douglas' duties hereunder.

(k) DISTRIBUTOR WAIVES ALL COST, LOSS, EXPENSE (INCLUDING, WITHOUT LIMIT ATTORNEYS' FEES), LIABILITY OR CLAIM AS AGAINST DOUGLAS, ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES WHETHER KNOWN OR UNKNOWN, ACCRUED OR CONTINGENT (COLLECTIVELY, "CLAIMS"), IN CONNECTION WITH THE PERFORMANCE BY DOUGLAS OF ITS SERVICES HEREUNDER. DISTRIBUTOR FURTHER AGREES TO DEFEND, INDEMNIFY AND HOLD DOUGLAS AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND INSURERS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS MADE BY PERSONS OR ENTITIES RESULTING DIRECTLY OR INDIRECTLY FROM ANY ACTS OR OMISSIONS OF DISTRIBUTOR AND ITS OFFICERS, DIRECTORS, EMPLOYEES, OR AGENTS, WHETHER SUCH ACTS MAY BE CONSUMMATED DIRECTLY OR IN CONNIVANCE WITH OTHERS.

(l) DISTRIBUTOR ACKNOWLEDGES AND AGREES THAT DOUGLAS SHALL HAVE NO LIABILITY FOR ANY COST, LOSS, EXPENSE (INCLUDING, WITHOUT LIMIT, ATTORNEYS' FEES) LIABILITY OR CLAIM ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT OR THE PROVISION OF OR FAILURE TO PROVIDE ADEQUATE SERVICES HEREUNDER EXCEPT TO THE EXTENT (AND ONLY THE EXTENT) THAT SUCH CLAIMS ARISE SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF DOUGLAS. DISTRIBUTOR SHALL INDEMNIFY AND HOLD HARMLESS DOUGLAS AGAINST ANY CLAIMS, EXCEPT TO THE EXTENT SUCH CLAIMS ARE SOLELY THE RESULT OF DOUGLAS' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. DISTRIBUTOR ACKNOWLEDGES THAT THIS INDEMNITY MAY RESULT IN INDEMNIFICATION FOR DOUGLAS' OWN NEGLIGENCE.


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(m)   HOLDER ACKNOWLEDGES AND AGREES THAT DOUGLAS SHALL HAVE NO LIABILITY FOR
      ANY COST, LOSS, EXPENSE (INCLUDING, WITHOUT LIMIT, ATTORNEYS' FEES), LIABILITY OR CLAIM (COLLECTIVELY "CLAIMS") ARISING DIRECTLY OR INDIRECTLY FROM THIS AGREEMENT OR THE PROVISION OF OR FAILURE TO PROVIDE ADEQUATE SERVICES HEREUNDER, EXCEPT TO THE EXTENT (AND ONLY THE EXTENT) THAT SUCH CLAIMS ARISE SOLELY FROM THE NEGLIGENCE OR WILLFUL MISCONDUCT OF DOUGLAS. HOLDER SHALL INDEMNIFY AND HOLD HARMLESS DOUGLAS, ITS OFFICERS, DIRECTORS, AGENTS AND EMPLOYEES AGAINST ANY CLAIMS, EXCEPT TO THE EXTENT SUCH CLAIMS ARE SOLELY THE RESULT OF DOUGLAS' NEGLIGENCE OR WILLFUL MISCONDUCT.

(n) IN THE EVENT DOUGLAS IS FOUND LIABLE FOR ANY COST, LOSS, DAMAGE OR EXPENSE ON ANY CLAIM, DOUGLAS SHALL NOT BE HELD LIABLE FOR ANY AMOUNTS IN EXCESS OF THE LESSER OF (i) $1,,000,000.00 (DOLLARS), (ii) THE DIFFERENCE, IF ANY, BETWEEN (x) THE LESSER OF THE ACTUAL DISTRIBUTOR COST OF THE COLLATERAL, AND (y) THE AMOUNTS RECOVERED UNDER PARAGRAPH 2(d) BELOW; OR
      (iii) THE AMOUNT RECOVERABLE PURSUANT TO ANY APPLICABLE INSURANCE COVERAGE MAINTAINED BY DOUGLAS. IN NO EVENT SHALL DOUGLAS BE HELD LIABLE IN CONTRACT OR TORT FOR ANY PUNITIVE, EXEMPLARY OR SPECIAL DAMAGES.

2.    Holder agrees:

(a) Holder shall furnish written instructions to Douglas and Distributor setting forth the conditions under which Douglas may authorize the release of Collateral for each Distributor, which will be effective only after receipt of such instructions has been acknowledged in writing by the President or a Vice President of Douglas.

(b) Holder shall pay Douglas' charges, fees, and expenses billed hereunder in the event a Distributor does not.

(c) Holder shall promptly disclose to Douglas any material adverse changes or deterioration in a Distributor's financial condition known to Holder.

(d) Holder shall utilize reasonable efforts to pursue to judgment and to satisfy all rights and remedies against any Distributor, and all other direct obligors, indemnitors, guarantors and insurers and all Collateral securing its advances or payments before making or prosecuting any claim against Douglas based upon any alleged failure of Douglas, its officers, directors, employees or agents.

3.    Additional Limitations of Liability

(a) Unless otherwise specifically agreed in writing, Douglas shall have no responsibility for (i) the contents of boxes, packages or other sealed or stacked containers which may be improperly marked, nor for the grade, quality, title, care or condition of the Collateral and Douglas' personnel shall be entitled to rely exclusively on Distributor's representations with respect thereto, or (ii) the validity or priority of Holder's right, title or interest to the Collateral. Douglas shall have no responsibility for independently determining the fair market value or other actual value of the Collateral, but shall be entitled to rely on values declared by the Distributor and agreed by Holder or upon such other methods of valuation contained in Holder's written instructions accepted by Douglas.

(b) Neither Douglas nor its officers, directors, employees, agents or insurers shall be liable for the delay or failure of Douglas to perform any of its obligations hereunder if such delay or failure is due in whole or in part to any fire, explosion, earthquake, storm, flood, or other adverse weather condition, accident, mechanical breakdown, strike, lockout, walkout or labor difficulty, war, insurrection, riot, act of God, governmental order or restriction, robbery, or other cause, whether of the same or a different nature, which is beyond their reasonable control. Douglas will promptly notify Holder upon notice to Douglas of any such force majeure condition.


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4.    Termination

(a) This Agreement shall continue in full force and effect for one (1) year from the date hereof, and thereafter for successive one (1) year terms unless any party gives to the other written notice of intention to terminate at least sixty (60) days prior to the expiration of the then current term. This Agreement shall be further subject to termination by Douglas upon thirty (30) days written notice in the event that Douglas receives a notice of cancellation or non-renewal of its insurance coverage from its underwriters and it is unable to obtain adequate coverage at reasonable cost. Agreement may be terminated upon notice if Distributor materially breeches this Agreement or it's Distributor Agreement with Holder.

(b) At any time after a notice of termination has been delivered hereunder, Douglas shall not be obligated to accept any additional Collateral or to issue additional inventory documents. Douglas shall be entitled to payment of all of its charges, fees and expenses through the date of termination.

(c) If as a result of substantial or continuing non-cooperation or as the result of interference by any Distributor with the services of Douglas or with instructions given by Douglas to its employees, Douglas in its sole discretion determines that the Collateral covered by its inventory documents cannot reliably be held in the storage facility, Douglas may arrange for the movement of such Collateral to another storage facility of Douglas' choosing. All necessary transport storage and insurance costs incurred by Douglas in moving and storing all such Collateral shall be reimbursed to Douglas by the Holder should the Distributor fail to timely pay such costs, and the Holder shall indemnify and save Douglas harmless from any and all claims, losses and liabilities resulting directly or indirectly from such transport and storage.


5.   General Provisions

     (a) This Agreement represents the entire agreement of the parties and supersedes all prior agreements and negotiation, oral or written. No amendment to or modification of the terms of this Agreement shall be effective without the written consent of the parties affected thereby. Any such consent by Douglas must be executed by its President or Vice President. Failure of any party to strictly enforce any right hereunder shall not serve as a waiver of similar or dissimilar rights accruing thereafter.

     (b) No person or entity other than Holder and Distributor shall have any right to enforce the obligations of Douglas hereunder or have standing to complain for any reason of any failure of Douglas to perform its obligations hereunder.

     (c) In the event of any dispute, disagreement, or difference over the meaning, construction, or intent of this Agreement or of any matter of fact, law, background circumstance, or any other matter of any kind whatsoever, any and all such matters, without limitation, shall be submitted at the written, mailed election of any party to binding arbitration in Houston, Texas, in accordance with the rules of the American Arbitration Association then in effect. Each party shall appoint one arbitrator from the panels of arbitrators of the American Arbitration Association and these two arbitrators shall appoint a third arbitrator if the amount in dispute is in excess of $50,000, or, if less then $50,000, then there will be one arbitrator selected from the panels of arbitrators. Such appointments shall be made within 30 days after notice. The decision by the arbitrator(s), so appointed,


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          shall be final and binding on the parties, and may be entered in any court of competent jurisdiction for enforcement. The arbitrator(s) may allocate the payment of the fees and costs of the prevailing party to the other party or parties in such proportion as they shall deem fair and equitable. Any party, attempting by any legal process outside of these arbitration proceedings to set aside, modify, or interpret this arbitration clause, shall be liable for all fees and costs, without limitation, of the other party defending against such litigation, irrespective of the outcome.

         (d) This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         (e) The Distributor and Holder shall not, without the express prior written consent of Douglas, directly or indirectly, offer employment to, or employ, the employees of Douglas during the term of this Agreement or for a period of one year following the termination hereof.

         (f) This Agreement shall be governed by or construed in accordance with the laws of the State of Texas, excluding the conflicts of law provisions thereof.

         (g) The parties recognize and acknowledge that Douglas will rely on information and documents supplied by others (which may include the Distributor) in preparing its reports and performing its services hereunder and that Douglas shall have no responsibility or liability

         (h) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         (i) Unless changed by written notice to each party, all notices and other communications shall be directed to a party at its address set forth above.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first written above.

                        DOUGLAS-GUARDIAN SERVICES CORPORATION

                        By
                          -----------------------------------
                           President or Vice President

                            UNIVERSAL SUPPLY GROUP, INC.
                        -------------------------------------
                                    Distributor

                        By
                          -----------------------------------
                                      (Title)


                        GMC SALES CORP
                        --------------
                            Holder

                        By
                         ------------------------------------
                                      (Title)






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